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                                                                    EXHIBIT 10.3
                            KRAUSE'S FURNITURE, INC.
                             200 North Berry Street
                             Brea, California 92821

                                 August 14, 1997



Congress Financial Corporation (Western)
225 South Lake Avenue, Suite 1000
Pasadena, California  91101

         Re: Krause's Sofa Factory and Castro Convertible Corporation (collectively, "Borrower")

Ladies and Gentlemen:

        In connection with that certain Loan and Security Agreement dated as of January 20, 1995, as amended to date (the "Senior Loan Agreement"), between Borrower and Congress Financial Corporation (Western), a California corporation ("Lender"), Krause's Furniture, Inc., a Delaware corporation ("KFI"), has previously entered into (i) that certain Amended and Restated Subordination Agreement, dated as of August 26, 1996 (the "Subordination Agreement"), with Lender, and (ii) that certain Guarantee dated as of January 20, 1995 (the "Guarantee"), in favor of Lender. Any and all initially capitalized terms set forth herein shall have the meaning ascribed thereto in the Subordination Agreement.

        Concurrently with the execution of that certain Fourth Amendment to Loan and Security Agreement, of even date herewith (the "Amendment") between Borrower and Lender, Borrower shall have received new Junior Debt financing in the amount of Three Million Dollars ($3,000,000) (the "New KFI Indebtedness") as evidenced by that certain Promissory Note, dated as of August 15, 1997, in the original principal amount of Three Million Dollars ($3,000,000) executed by Borrower to the order of KFI (the "New Promissory Note"). Furthermore, Borrower will, from time to time, receive from KFI additional Junior Debt financing in the maximum amount of Three Million Six Hundred Thousand Dollars ($3,600,000) (together with the New KFI Indebtedness, the "New Junior Debt"), which will be evidenced by additional notes or other instruments executed by Borrower to the order of KFI (such additional notes or instruments, together with the New Promissory Note, the "New Junior Debt Documents").

        In consideration of Lender's consent to the execution and delivery of the New Junior Debt Documents by Borrower (which consent is evidenced by Lender's signature hereto), and Lender's agreement to continue to extend financial accommodations under the Senior Loan Agreement to Borrower, KFI hereby acknowledges and confirms that the



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Congress Financial Corporation (Western)
August 14, 1997
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Junior Debt as defined in the Subordination Agreement includes (without limitation) the New Junior Debt and that the New Junior Debt and the New Junior Debt Documents are subject to the terms and conditions of the Subordination Agreement.

        KFI further acknowledges and confirms that the Guarantee and the Subordination Agreement remain in full force and effect.

        Although KFI has acknowledged and confirmed the matters set forth above, KFI understands and agrees that Lender has no duty under the Subordination Agreement, the Guarantee, the Senior Loan Agreement or any other agreement with KFI or Borrower to seek such an acknowledgment or consent, and nothing contained herein is intended to or shall create such a duty as to any advances or transactions hereafter.

                                  KRAUSE'S FURNITURE, INC.,
                                  a Delaware corporation



                                  By:
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                                  Name:
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                                  Title:
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CONGRESS FINANCIAL CORPORATION (WESTERN),
a California corporation



By:
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Name:
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Title:
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